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                                 AMENDMENT NO. 1
                                     TO THE
                                    INDENTURE
                           Dated as of March 20, 2002

                  Reference is made to the Indenture dated as of March 1, 2001 (the "Indenture") among Triple-A One Funding Corporation (the "Initial Purchaser"), ABFS Mortgage Loan Warehouse Trust 2001-1 (the "Issuer") and JPMorgan Chase Bank f/k/a The Chase Manhattan Bank (the "Indenture Trustee"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Indenture.

                  The Issuer and the Indenture Trustee hereby enter into this Amendment, which each of MBIA Insurance Corporation (the "Note Insurer"), Triple-A One Funding Corporation (the "Noteholder"), and Bear Stearns & Co. Inc. (the "Liquidity Agent") consents to by its execution of the signature page hereof.

Section 1. Amendment of the Indenture. The Indenture is hereby amended as follows:

                  (a) The definition of "Final Purchase Date" in Appendix I is hereby deleted in its entirety and replaced with the following (the added terms indicated in bold and underline):

                  "Final Purchase Date": March 27, 2003 or such later date as specified in writing by the Liquidity Provider, the Note Insurer and the Initial Purchaser, each in their sole discretion.

                  (b) The definition of "Final Stated Maturity Date" in Appendix I is hereby deleted in its entirety and replaced with the following (the added terms indicated in bold and underline):

                  "Final Stated Maturity Date":  The March 2032 Payment Date.

                  (c) Section 2.03(b) is hereby deleted in its entirety and replaced with the following (the added terms indicated in bold and underline):

                  The Note shall be issued in the form specified in Section 2.01 hereof. The Note shall be issued in one Class, the Class A Notes. The aggregate Note Principal Balance of the Class A Notes that may be authenticated and delivered under the Indenture is limited to $100,000,000 and provided further that the amount due under the Class A Note at any time shall be equal to the Class A Note Principal Balance.

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                  (d) The definition of "Premium Amount" in Appendix I is hereby deleted in its entirely and replaced with the following (the added terms indicated in bold and underline):

                  "Premium Amount": Means the sum of (a) with respect to any Payment Date, the product of (i) the Premium Rate (ii) the average daily Class A Note Principal Balance during the related Accrual Period and (iii) a fraction, the numerator of which is equal to the actual number of days in such Accrual Period and the denominator of which is equal to 360 plus (b) on each Payment Date occurring in June, September, December and March of each year, an amount equal to the excess, if any, of (x) the product of (i) the Unused Fee Rate (as defined in the Premium Supplement), (ii) an amount, not less than zero, equal to $100,000,000 minus the average daily Class A Note Principal Balance during the three Accrual Periods then most recently ended and
         (iii) a fraction, the numerator of which is equal to the actual number of days in such three Accrual Periods and the denominator of which is equal to 360, over (y) the Premium payable by the Trust in respect of such three Accrual Periods pursuant to clause (a) above.

                  (e) All references to the term "Unused Premium Rate" are hereby deleted in its entirety and replaced with the term "Unused Fee Rate."

                  (f) Section 2.14(b)(ix) is hereby deleted in its entirety and replaced with the following (the added terms indicated in bold and underline):

                  in the case of a Subsequent Advance, the Class A Note Principal Balance after giving effect to the Subsequent Advance in respect of such Subsequent Purchase Date would not exceed $100,000,000;


Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon the receipt by the Indenture Trustee of each of the following:

                  (a) counterparts of this Amendment duly executed by the Trust, the Depositor and the Indenture Trustee; and

                  (b) written consent to this Amendment from the Initial Purchaser, the Note Insurer and the Liquidity Agent.

Section 3. Covenants, Representations and Warranties of the Trust and the Depositor.

                  3.1 Upon the effectiveness of this Amendment, each of the Trust and the Depositor hereby reaffirms all covenants, representations and warranties made by it in the Basic Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  3.2 Each of the Trust and the Depositor hereby represents and warrants that upon the effectiveness of this Amendment no Trigger Event shall exist.


                                       2
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                  3.3 Each of the Trust and the Depositor hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against in accordance with the terms hereof.

Section 4. Reference to and Effect on the Indenture.

                  4.1 Upon the effectiveness of this Amendment, each reference in the Indenture to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Indenture as amended hereby, and each reference to the Indenture in any other document, instrument and agreement executed and/or delivered in connection with the Indenture shall mean and be a reference to the Indenture as amended hereby.

                  4.2 Except as specifically amended hereby, the Indenture and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any of the parties to the Indenture or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  4.4 The Depositor, as Certificateholder, in accordance with the Trust Agreement, directs First Union Trust Company, National Association, the Owner Trustee of the Trust, to execute this Amendment on behalf of the Trust in order to amend the Indenture.

                  4.5 By execution of this Amendment, each of the parties hereto hereby acknowledges that it has been notified of this Amendment and consents to the execution thereof by the Owner Trustee on behalf of the Trust.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [Remainder of Page Intentionally Left Blank]



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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                        ABFS MORTGAGE LOAN WAREHOUSE TRUST 2001-1

                        By: FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not
                            in its individual capacity, but solely as Owner Trustee under the Trust Agreement


                        By:
                             ------------------------------------------------
                             Name:
                             Title:



                        JPMORGAN CHASE BANK,
                             as Indenture Trustee


                        By:
                             ------------------------------------------------
                             Name:
                             Title:


                        ABFS OSO, INC.,
                            as Depositor


                        By:
                             ------------------------------------------------
                               Name:
                               Title:



                       [Signature Page to Amendment No. 1]


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ACKNOWLEDGED AND AGREED TO BY:

TRIPLE-A ONE FUNDING CORPORATION,
as Initial Purchaser

By:    MBIA INSURANCE CORPORATION,
       as its attorney-in-fact


By:
    --------------------------------
Name:
Title:


BEAR, STEARNS & CO. INC.,
as Liquidity Agent


By:
    --------------------------------
Name:
Title:

MBIA INSURANCE CORPORATION,
as Note Insurer


By:
    --------------------------------
Name:
Title:




                       [Signature Page to Amendment No. 1]


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                              OFFICER'S CERTIFICATE

                  I, Jeff Ruben, Executive Vice-President of American Business Credit, Inc. ("ABC"), do hereby certify that:

                  (1) Attached to this Officer's Certificate is a true copy of the Amendment No. 1 the Indenture, dated March 1, 2001 (the "Indenture") among Triple-A One Funding Corporation (the "Initial Purchaser"), ABFS Mortgage Loan Warehouse Trust 2001-1 (the "Issuer") and JPMorgan Chase Bank f/k/a The Chase Manhattan Bank (the "Indenture Trustee"); and

                  (2) All conditions precedent for the Indenture Trustee's consent specified in Section 9.07 of the Indenture have been satisfied.

                  All capitalized terms used in this Officer's Certificate not specifically defined herein have the meaning assigned to such terms in the Indenture.



                  IN WITNESS WHEREOF, I have hereunto signed my name.



                                 -----------------------------
                                 Name:    Jeff Ruben
                                 Title:   Executive Vice-President


DATED:  March 20, 2002










               [Officer Certificate to Indenture Amendment No. 1]